                                                                    Exhibit 10.4


                              FIRST AMENDMENT dated as of September 15, 1997
                        (this "Amendment"), to the Restated Credit Agreement dated as of August 15, 1997, (the "Credit Agreement"), among LifeStyle Furnishings International Ltd., a Delaware corporation (the "Parent Borrower"); the subsidiary borrowers named therein (the "Subsidiary Borrowers" and, together with the Parent Borrower, the "Borrowers"); FURNISHINGS INTERNATIONAL INC., a Delaware corporation ("Holdings"); the Lenders (such term and each other capitalized term used without definition in this Amendment having the meaning assigned to such term in the Credit Agreement); The Chase Manhattan Bank, a New York banking corporation, as the Swingline Lender, as Administrative Agent and as Collateral Agent for the Lenders; The First National Bank of Chicago, as Issuing Bank and Co-Agent; and CIBC, as Co-Agent.

      WHEREAS the Borrowers have requested that the Lenders amend the Credit Agreement and enter into the agreements as set forth below; and

      WHEREAS Lenders constituting the Required Lenders are willing, on the terms, subject to the conditions and to the extent set forth below, to effect such amendment and enter into such agreements.

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the Borrowers, Holdings, Lenders constituting the Required Lenders, the Administrative Agent and the Issuing Bank hereby agree, on the terms and subject to the conditions set forth herein, as follows:

      SECTION 1. Amendment. (a) Section 5.04 of the Credit Agreement is hereby amended by deleting clause (g) thereof and substituting therefor the following:

            (g) Prior to March 31 of each fiscal year, a copy of the budget for its consolidated balance sheet and related statements of income and cash flows for each quarter of such fiscal year.

      SECTION 2. Representations and Warranties. The Borrowers represent and warrant to each of the Lenders that:

      (a) The execution, delivery and performance by Holdings and the Borrowers of this Amendment (i) have been duly authorized by all requisite corporate action and (ii) will not (A) violate (1) any provision of law, statute, rule or regulation, the certificate of incorporation or other constitutive documents or by-laws of any Loan Party or (2) any order of any Governmental Authority, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any contractual obligation of any Loan Party or (C) result in or require the creation or imposition of any Lien (other than any Lien permitted under Section 6.02(r) of the Credit Agreement after giving effect to this Amendment, or any Lien created under the Credit Agreement or under the Security Documents) upon or with respect to any property or assets now owned or hereafter acquired by any Loan Party.

      (b) This Amendment has been duly executed and delivered by Holdings and the Borrowers and constitutes a legal, valid and binding obligation of Holdings and the Borrowers enforceable against each of them in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or equitable principles relating to or limiting creditors, rights generally.

      (c)(i) The representations and warranties of the Borrowers set forth in the Loan Documents are true and correct in all material respects as of the date this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on such earlier date) and (ii) no Default has occurred and is continuing.

      SECTION 3. Loan Documents. This Amendment and each certificate and instrument delivered by any Loan Party in connection herewith shall be a Loan Document for all purposes.

      SECTION 4. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received copies hereof that, when taken together, bear the signatures of each of the Borrowers, Holdings and the Required Lenders.

      SECTION 5. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

      SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 7. No Novation. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any party under the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provision of the Credit Agreement specifically referred to herein.

      SECTION 8. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                         LIFESTYLE FURNISHINGS INTERNATIONAL LTD., as the Parent Borrower,

                          by
                             /s/ RONALD J. HOFFMAN
                            ---------------------------------------
                            Name: Ronald J. Hoffman
                            Title: Vice President

                         AMETEX FABRICS, INC.,
                         THE BERKLINE CORPORATION,
                         DREXEL HERITAGE FURNISHINGS INC.,
                         HENREDON FURNITURE INDUSTRIES, INC.,
                         INTERIOR FABRIC DESIGN, INC.,
                         INTRO EUROPE, INC.,
                         LA BARGE, INC.,
                         LEXINGTON FURNITURE INDUSTRIES, INC.,
                         MAITLAND-SMITH, INC.,
                         MARBRO LAMP COMPANY,
                         RAMM, SON & CROCKER, INC.,
                         ROBERT ALLEN FABRICS, INC.,
                         ROBERT ALLEN FABRICS OF N.Y., INC.,
                         SUNBURY TEXTILE MILLS, INC.,
                         UNIVERSAL FURNITURE LIMITED,
                         Each as a Subsidiary Borrower,


                          by
                             /s/ RONALD J. HOFFMAN
                            ---------------------------------------
                            Name: Ronald J. Hoffman
                            Title: Vice President

                         LIFESTYLE HOLDINGS, LTD.,


                          by
                             /s/ RONALD R. KASS
                            ---------------------------------------
                            Name: Ronald R. Kass
                            Title: President

                         FURNISHINGS INTERNATIONAL, INC.


                          by
                             /s/ RONALD J. HOFFMAN
                            ---------------------------------------
                            Name: Ronald J. Hoffman
                            Title: Vice President

                         THE CHASE MANHATTAN BANK
                         individually and as Administrative Agent,
                         Collateral Agent and Swingline Lender,


                          by
                             /s/ MARIAN N. SCHULMAN
                            ---------------------------------------
                            Name: Marian N. Schulman
                            Title: Vice President

                         THE FIRST NATIONAL BANK OF CHICAGO,
                         individually and as Issuing Bank,


                          by
                             /s/ CHRISTINE DAVIS
                            ---------------------------------------
                            Name: Christine Davis
                            Title: Authorized Agent

                         CIBC INC., individually and as Co-Agent,


                          by
                             /s/ WILLIAM C. HUMPHRIES
                            ---------------------------------------
                            Name: William C. Humphries
                            Title: Director, CIBC Wood Gundy
                                   Securities Corp. as Agent

                         WACHOVIA BANK,


                          by
                             /s/ HAYWOOD EDMONDSON, V
                            ---------------------------------------
                            Name: Haywood Edmondson, V
                            Title: Vice President

                         COMERCIA BANK,

                          by
                             /s/ JAMES R. GROSSETT
                            ---------------------------------------
                            Name: James R. Grossett
                            Title: First Vice President

                         BANK OF TOKYO-MITSUBISHI, TRUST COMPANY,


                          by
                             /s/ PAUL P. MALECKI
                            ---------------------------------------
                            Name: Paul P. Malecki
                            Title: Vice President

                         CREDIT LYONNAIS,


                          by
                             /s/ ALAIN PANIAESE
                            ---------------------------------------
                            Name: Alain Paniaese
                            Title: Executive Vice President

                         DRESDNER BANK,


                          by
                             /s/ B. CRAIG ERICKSON
                            ---------------------------------------
                            Name: B. Craig Erickson
                            Title: Vice President


                          by
                             /s/ ANTHONY J. BERTI
                            ---------------------------------------
                            Name: Anthony J. Berti
                            Title: Assistant Treasurer

                         FIRST UNION NATIONAL BANK,


                          by
                             /s/ RICHARD J. RIZZO, JR.
                            ---------------------------------------
                            Name: Richard J. Rizzo, Jr.
                            Title: Vice President

                         THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED, New York Branch,

                          by
                             /s/ SATORU OTSUBO
                            ---------------------------------------
                            Name: Satoru Otsubo
                            Title: Joint General Manager

                         THE MITSUBISHI TRUST & BANKING CORPORATION,


                          by
                             /s/ TOSHIHIRO HAYASHI
                            ---------------------------------------
                            Name: Toshihiro Hayashi

                            Title: Senior Vice President

                         SANWA BANK LTD.


                          by
                             /s/ RICHARD H. AULT
                            ---------------------------------------
                            Name: Richard H. Ault
                            Title: Vice President

                         THE BANK OF NEW YORK

                          by
                             /s/ ANNE MARIE HUGHES
                            ---------------------------------------
                            Name: Anne Marie Hughes
                            Title: Assistant Vice President

                         THE BANK OF SCOTLAND,


                          by
                             /s/ ANNIE CHIN TAT
                            ---------------------------------------
                            Name: Annie Chin Tat
                            Title: Vice President

                         BANQUE NATIONALE DE PARIS,


                          by
                             /s/ HENRY F. SETINA
                            ---------------------------------------
                            Name: Henry F. Setina
                            Title: Vice President

                         DG BANK,


                          by
                             /s/ NORAH MCCANN
                            ---------------------------------------
                            Name: Norah McCann
                            Title: Senior Vice President


                          by
                             /s/ MARK CONNELLY
                            ---------------------------------------
                            Name: Mark Connelly
                            Title: Vice President

                         DAI ICHI KANGYO BANK LTD.,


                          by
                             /s/ SEIICHIRO INO
                            ---------------------------------------
                            Name: Seiichiro Ino
                            Title: Vice President

                         FIRST AMERICAN NATIONAL BANK,


                          by
                             /s/ H. HOPE STEWART
                            ---------------------------------------
                            Name: H. Hope Stewart
                            Title: Assistant Vice President

                         SAKURA BANK LTD.,


                          by
                             /s/ HIROYASHU IMANISHI
                            ---------------------------------------
                            Name: Hiroyashu Imanishi
                            Title: Vice President & Senior Manager

                         THE SUMITOMO BANK, LTD.,


                          by
                             /s/ GARY P. FRANKE
                            ---------------------------------------
                            Name: Gary P. Franke
                            Title: Vice President

                         SUNTRUST BANKS INC.,


                          by
                             /s/ JASON P. OWEN
                            ---------------------------------------
                            Name: Jason P. Owen
                            Title: Banking Officer


                          by
                             /s/ CHRIS H. COTTER
                            ---------------------------------------
                            Name: Chris H. Cotter
                            Title: Banking Officer

                         PNC BANK, National Association,


                          by
                             /s/ ROSE H. CRUMP
                            ---------------------------------------
                            Name: Rose M. Crump
                            Title: Vice President